RNC Genter Dividend Income Fund (GDIIX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated August 9, 2019, to the currently effective

Statement of Additional Information (“SAI”).

Effective June 19, 2019, Maureen A. Quill was appointed as an Interested Trustee of the Board of Trustees of the Trust. Accordingly, the following changes are made to the SAI:

The following is added to the table under the section entitled “Trustees and Officers”:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[b] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[c]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, UMB Distribution Services (March 2013 – present). EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. President (June 2014 – present) and Vice President (December 2013 - June 2014), Investment Managers Series Trust.	1	None

a	Address for Ms. Quill: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Trustees and officers serve until their successors have been duly elected.
c	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series. Information is as of August 9, 2019.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

The first sentence of the last paragraph under the section entitled “Compensation” is deleted and replaced with the following:

Mr. Banhazl and Ms. Quill are not compensated for their service as Trustees because of their affiliations with the Trust.

The first two paragraphs under the section entitled “Additional Information Concerning the Board and the Trustees” are deleted and replaced with the following:

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl and June 2019 for Ms. Quill) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Banhazl, Ms. Quill and Mr. Zader (at that time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Mr. Banhazl, his position with Mutual Fund Administration, LLC, one of the Trust’s co-administrators; and as to Ms. Quill, her position with UMB Fund Services, Inc., the other of the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

The following is added under the section entitled “Additional Information Concerning the Board and the Trustees” section:

•	Ms. Quill has substantial experience serving in senior executive positions at mutual fund administrative service providers.

The following is added under the section entitled “Fund Shares Beneficially Owned by Trustees”:

Certain information regarding ownership by Maureen A. Quill, Trustee of the Fund and other series of the Trust, as of December 31, 2018 is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies ($)
Maureen A. Quill, Interested Trustee	None	None

Please file this Supplement with your records.